Exhibit 99.2
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
JUNE 30, 2010

BioMed Realty Trust, Inc. 17190 Bernardo Center Drive San Diego, CA 92128	Corporate Communications Contact Rick Howe Director, Corporate Communications richard.howe@biomedrealty.com	www.biomedrealty.com (858) 485-9840 phone (858) 485-9843 fax

This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, general risks affecting the real estate industry, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development, construction and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, reductions in asset valuations and related impairment charges, the availability and terms of financing and the use of debt to fund acquisitions and developments, the ability to refinance indebtedness as it comes due, failure to maintain the company’s investment grade credit ratings with the rating agencies, downturns in the national and local economies, increases in interest rates and volatility in securities markets, potential liability for uninsured losses and environmental contamination, the company’s dependence on key personnel whose continued service is not guaranteed, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

SECOND QUARTER HIGHLIGHTS
JUNE 30, 2010
Second Quarter Highlights
•	Generated total revenues for the second quarter of $92.9 million, up 7.9% from $86.1 million in the same period in 2009.

•	Rental revenues for the second quarter increased 10.1% to $72.4 million from $65.7 million in the same period in 2009.

•	Increased same property net operating income for the quarter by 3.5% on a cash basis as compared to the same period in 2009.

•	Generated funds from operations (FFO) for the quarter of $0.28 per diluted share, or $31.4 million.

•	Executed twelve leasing transactions representing approximately 160,000 square feet:
•	Nine new leases totaling approximately 126,500 square feet.

•	Three leases amended to extend their terms, totaling approximately 33,500 square feet.
•	Increased the weighted average current operating portfolio leased percentage to 89.1% at June 30, 2010.

•	Acquired five life science buildings 100% leased to the J. Craig Venter Institute comprising approximately 218,000 square feet in Rockville, Maryland.

•	Acquired a 100% leased life science building comprising approximately 57,000 square feet in Gaithersburg, Maryland.

•	Broke ground on a new 176,000 square foot, build-to-suit research facility for Isis Pharmaceuticals, Inc.

•	Received investment grade corporate credit ratings from Standard & Poor’s Ratings Services and Moody’s Investors Service.

•	Completed a follow-on public offering of common stock, raising approximately $218.8 million in net proceeds.

•	Completed a private placement of $250.0 million of 6.125% unsecured senior notes due 2020 at 98.977% of face value.

•	Voluntarily prepaid the $150.0 million remaining balance of the $250.0 million secured term loan, resulting in a loss on extinguishment of debt of approximately $860,000.

•	Repurchased approximately $18.0 million principal amount of exchangeable senior notes due 2026 at 100.3% of par, resulting in a loss on extinguishment of debt of approximately $584,000.

•	Promoted Greg Lubushkin to Chief Financial Officer.
About BioMed Realty Trust
BioMed Realty Trust, Inc. is a real estate investment trust (REIT) focused on Providing Real Estate to the Life Science Industry®. The company’s tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty Trust owns or has interests in 75 properties, representing 122 buildings with approximately 11.2 million rentable square feet. The company’s properties are located predominantly in the major U.S. life science markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey, which have well-established reputations as centers for scientific research. Additional information is available at www.biomedrealty.com.

INVESTOR INFORMATION
JUNE 30, 2010

Company Information

Corporate Headquarters	Trading Symbols	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	BNY Mellon Shareowner Services	New York Stock Exchange
San Diego, CA 92128	BMR PrA	480 Washington Boulevard
(858) 485-9840		Jersey City, NJ 07310-1900
(858) 485-9843 (fax)		(877) 296-3711
Please visit our corporate website at: www.biomedrealty.com

Board of Directors	Senior Management
Alan D. Gold	Alan D. Gold	William A. Gartner
Chairman	Chairman and Chief Executive Officer	Senior Vice President,
Barbara R. Cambon	R. Kent Griffin, Jr.	Real Estate — Cambridge
	President, Chief Operating Officer	Karen A. Sztraicher
Edward A. Dennis, Ph.D.		Senior Vice President,
	Gary A. Kreitzer	Asset Management
Richard I. Gilchrist	Executive Vice President,	John P. Bonanno
	General Counsel and Director	Vice President, Development
Gary A. Kreitzer	Matthew G. McDevitt	Jonathan P. Klassen
	Executive Vice President,	Vice President,
Theodore D. Roth	Real Estate	Legal and Secretary
	Greg N. Lubushkin	Kevin M. Simonsen
M. Faye Wilson	Chief Financial Officer	Vice President,
Real Estate Counsel

Tentative Schedule for Quarterly Results
Third Quarter 2010	November 3, 2010
Fourth Quarter 2010	February 9, 2011
First Quarter 2011	May 4, 2011
Second Quarter 2011	July 27, 2011

EQUITY RESEARCH COVERAGE
JUNE 30, 2010

BMO Capital Markets	Richard C. Anderson / Mark Lutenski	(212) 885-4180 / (212) 885-4197	richard.anderson@bmo.com / mark.lutenski@bmo.com

Credit Suisse	Andrew Rosivach / Suzanne Kim	(415) 249-7942 / (415) 249-7943	andrew.rosivach@credit-suisse.com / suzanne.kim@credit-suisse.com

FBR Capital Markets	Sri Nagarajan / Evan Smith	(646) 885-5429 / (646) 885-5431	snagarajan@fbr.com / esmith@fbr.com

Green Street Advisors	John Stewart / Michael Knott	(949) 640-8780	jstewart@greenst.com / mknott@greenst.com

KeyBanc Capital Markets	Jordan Sadler / Craig Mailman	(917) 368-2280 / (917) 368-2316	jsadler@keybanccm.com / cmailman@keybanccm.com

Macquarie Capital (USA)	Rob Stevenson / Nicholas Yulico	(212) 231-8068 / (212) 231-8028	rob.stevenson@macquarie.com / nicholas.yulico@macquarie.com

Raymond James	Paul D. Puryear / William A. Crow	(727) 567-2253 / (727) 567-5294	paul.puryear@raymondjames.com / bill.crow@raymondjames.com

RBC Capital Markets	David Rodgers / Mike Carroll	(440) 715-2647 / (440) 715-2649	dave.rodgers@rbccm.com / michael.carroll@rbccm.com

Robert W. Baird & Co.	David Aubuchon / Justin Pelham-Webb	(314) 863-4235 / (314) 863-6413	daubuchon@rwbaird.com / jpelham-webb@rwbaird.com

Stifel, Nicolaus & Company, Inc.	John W. Guinee / Erin Aslakson	(443) 224-1307 / (443) 224-1350	jwguinee@stifel.com / aslaksone@stifel.com

UBS Securities	Ross T. Nussbaum / Robert Salisbury	(212) 713-4760 / (212) 713-2484	ross.nussbaum@ubs.com / robert.salisbury@ubs.com

Wells Fargo Securities, LLC	Brendan Maiorana / Young Ku	(443) 263-6516 / (443) 263-6564	brendan.maiorana@wachovia.com / young.ku@wachovia.com

FINANCIAL AND OPERATING HIGHLIGHTS
JUNE 30, 2010

(In thousands, except per share and ratio amounts)

	Three months ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Selected Operating Data
Total revenues	$92,912	$92,756	$88,171	$92,963	$86,080

EBITDA (1)	53,739	55,637	48,930	55,745	56,740
Adjusted EBITDA (1)	58,075	59,999	53,181	60,094	61,626

Net operating income — cash basis (2)	59,718	59,173	55,939	59,033	56,354

General and administrative expense	6,449	6,269	6,336	5,712	5,126
Acquisition related expenses	1,819	150	220	244	—

Interest expense	21,870	21,260	20,429	19,614	12,875
Capitalized interest	1,301	1,645	1,860	2,943	3,472
Interest incurred including swap payments (3)	23,411	23,193	22,634	23,259	17,101

Operating margin (4)	72.2%	70.9%	69.9%	69.3%	73.1%
General and administrative expense / Total revenues	6.9%	6.8%	7.2%	6.1%	6.0%

Net income available to common stockholders	4,199	4,299	477	4,062	18,195
Net income per share — diluted	$0.04	$0.04	$0.00	$0.04	$0.20

FFO (5)	31,449	33,981	27,999	35,779	43,997
FFO per share — diluted (5)	$0.28	$0.33	$0.28	$0.35	$0.48

AFFO (5)	28,734	29,735	27,320	33,462	37,073
AFFO per share — diluted (5)	$0.25	$0.29	$0.27	$0.33	$0.40

Dividend per share — common stock	$0.15	$0.14	$0.14	$0.11	$0.110

FFO payout ratio (6)	53.6%	42.4%	50.0%	31.4%	22.9%
AFFO payout ratio (6)	60.0%	48.3%	51.9%	33.3%	27.5%

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 32. For a quantitative reconciliation of the differences between adjusted EBITDA, EBITDA and net income available to common stockholders, see page 12.

(2)	For definitions and discussion of net operating income — cash basis, see page 13.

(3)	Includes interest paid on cash flow hedges classified as accumulated other comprehensive loss. Excludes ineffectiveness recognized on derivative instruments.

(4)	See page 13 for detail.

(5)	For definitions and discussion of FFO and AFFO, see page 32. For a quantitative reconciliation of the differences between FFO, AFFO and net income available to common stockholders, see page 11.

(6)	See page 11 for detail.

CAPITALIZATION SUMMARY
JUNE 30, 2010

(In thousands, except per share and ratio amounts)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Capitalization:
Total common shares outstanding	113,578	100,312	99,000	98,204	98,119
Total units outstanding (1)	3,001	3,038	3,077	3,086	3,174

Total common shares and units outstanding	116,579	103,350	102,077	101,290	101,292
Common share price at quarter end	$16.09	$16.54	$15.78	$13.80	$10.23

Equity value at quarter end	$1,875,763	$1,709,412	$1,610,773	$1,397,796	$1,036,221
Preferred stock at liquidation value	230,000	230,000	230,000	230,000	230,000
Consolidated debt	1,281,237	1,425,136	1,356,300	1,342,800	1,359,685

Total capitalization	$3,387,000	$3,364,548	$3,197,073	$2,970,596	$2,625,906

Debt / Total assets	37.4%	42.4%	41.3%	40.8%	41.1%
Debt / Total capitalization	37.8%	42.4%	42.3%	45.1%	51.7%

Coverage Ratios (2):
Debt / Adjusted EBITDA	5.5	6.0	6.4	5.6	5.5
Interest coverage	2.9	3.1	2.9	3.4	5.1
Fixed charge coverage	2.2	2.4	2.2	2.6	3.5

Total consolidated debt:
Secured debt / Total assets	19.4%	24.3%	28.0%	28.0%	29.2%
Floating rate debt / Total debt	13.3%	38.2%	47.8%	42.5%	39.9%
Adjusted floating rate debt / Total debt	1.6%	10.1%	18.3%	12.7%	10.5%
Unencumbered real estate / Total real estate	61.3%	60.3%	59.5%	59.5%	57.0%

	Covenant
Bond covenants (3):	Requirements
Total Outstanding Debt / Total Assets	Must be ≤ 60%	35.4%	—	—	—	—
Secured Debt / Total Assets	Must be ≤ 40%	18.2%	—	—	—	—
Consolidated Income Available for Debt Service / Annual Debt Service Charge	Must be ≥ 1.5X	2.5	—	—	—	—
Unencumbered Assets / Unsecured Debt	Must be ≥ 150%	374%	—	—	—	—

(1)	Includes both operating partnership (OP) and long term incentive plan (LTIP) units outstanding.

(2)	For discussion of coverage ratios, see page 32. See page 15 for the calculation of interest and fixed charge coverage ratios. See page 12 for calculation of Adjusted EBITDA.

(3)	Calculated in accordance with the covenants contained in the Indenture that governs the terms of our unsecured senior notes due 2020, which is filed as an exhibit to the Company’s Form 8-K filed with the SEC on April 30, 2010.

PORTFOLIO SUMMARY
JUNE 30, 2010

	June 30, 2010
							Unconsolidated
	Consolidated Portfolio					Partnership Portfolio (1)			Total Portfolio
		Weighted
	Gross	Average		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Book Value	Leased % (2)	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
	(in thousands)
Stabilized (3)	$2,372,359	97.2%	44	5,732,015	98.8%	4	257,268	100.0%	48	5,989,283	98.8%
Lease up (3)	630,931	59.0%	19	2,638,112	66.0%	2	417,290	58.4%	21	3,055,402	65.0%

Current operating portfolio	3,003,290	89.1%	63	8,370,127	88.4%	6	674,558	74.3%	69	9,044,685	87.4%
Long-term lease up (4)	286,566	26.6%	1	1,389,517	26.6%	—	—	n/a	1	1,389,517	26.6%

Total operating portfolio	3,289,856	83.7%	64	9,759,644	79.6%	6	674,558	74.3%	70	10,434,202	79.3%
Development (5)	15,254	100.0%	1	176,000	100.0%	1	280,000	—	2	456,000	38.6%
Redevelopment (5)	—	—	—	—	n/a	—	—	n/a	—	—	n/a
Pre-development (5)	24,702	—	1	152,145	—	—	—	n/a	1	152,145	—

Total portfolio	3,329,813	83.1%	66	10,087,789	78.8%	7	954,558	52.5%	73	11,042,347	76.5%
Land parcels (5)	37,060	n/a	n/a	1,577,000	n/a	—	—	n/a	n/a	1,577,000	n/a

Total portfolio	$3,366,873	82.2%	66	11,664,789	n/a	7	954,558	n/a	73	12,619,347	n/a

	March 31, 2010
							Unconsolidated
	Consolidated Portfolio					Partnership Portfolio (1)			Total Portfolio
		Weighted
	Gross	Average		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Book Value	Leased %	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
	(in thousands)
Stabilized	$2,286,518	96.6%	41	5,352,222	98.7%	4	257,268	100.0%	45	5,609,490	98.7%
Lease up	644,854	57.5%	20	2,742,512	64.0%	2	417,290	58.4%	22	3,159,802	63.3%

Current operating portfolio	2,931,372	88.0%	61	8,094,734	86.9%	6	674,558	74.3%	67	8,769,292	86.0%
Long-term lease up	281,947	25.5%	1	1,389,517	25.5%	—	—	n/a	1	1,389,517	25.5%

Total operating portfolio	3,213,319	82.5%	62	9,484,251	77.9%	6	674,558	74.3%	68	10,158,809	77.7%
Development	12,255	100.0%	1	176,000	100.0%	1	280,000	—	2	456,000	38.6%
Redevelopment	—	—	—	—	n/a	—	—	n/a	—	—	n/a
Pre-development	24,257	—	1	152,145	—	—	—	n/a	1	152,145	—

Total portfolio	3,249,831	82.0%	64	9,812,396	77.1%	7	954,558	52.5%	71	10,766,954	74.9%
Land parcels	35,008	n/a	n/a	1,548,000	n/a	—	—	n/a	n/a	1,548,000	n/a

Total portfolio	$3,284,839	81.1%	64	11,360,396	n/a	7	954,558	n/a	71	12,314,954	n/a

(1)	Includes 72,863 rentable square feet of McKellar Court (22%) and 881,695 rentable square feet of PREI joint venture properties (20%). See page 24 for additional detail.

(2)	Calculated based on gross book value for each asset multiplied by the percentage leased.

(3)	See pages 21-22 for detail of consolidated portfolio, page 24 for detail of the unconsolidated partnership portfolio, and page 33 for definitions of terms.

(4)	Includes Pacific Research Center.

(5)	See page 23 for detail of consolidated portfolio, page 24 for detail of the uncosolidated partnership portfolio, and page 33 for definitions of terms.

CONSOLIDATED BALANCE SHEETS
JUNE 30, 2010

(In thousands)

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Assets
Investments in real estate, net	$3,075,150	$3,015,632	$2,971,767	$2,978,701	$2,994,072
Investments in unconsolidated partnerships	59,459	55,968	56,909	47,747	49,243
Cash and cash equivalents	21,339	36,800	19,922	30,279	34,101
Restricted cash	11,547	15,304	15,355	15,974	15,638
Accounts receivable, net	2,859	2,501	4,135	5,482	10,178
Accrued straight-line rents, net	96,298	88,981	82,066	75,489	69,046
Acquired above-market leases, net	2,436	2,741	3,047	3,368	3,688
Deferred leasing costs, net	80,373	81,539	83,274	85,926	90,472
Deferred loan costs, net	12,825	12,124	8,123	7,794	8,535
Other assets	65,935	48,605	38,676	43,051	36,939

Total assets	$3,428,221	$3,360,195	$3,283,274	$3,293,811	$3,311,912

Liabilities and Equity
Liabilities:
Mortgage notes payable, net	$664,867	$667,175	$669,454	$671,693	$717,764
Secured term loan	—	150,000	250,000	250,000	250,000
Exchangeable senior notes due 2026, net	21,396	38,804	44,685	103,524	103,077
Exchangeable senior notes due 2030	180,000	180,000	—	—	—
Unsecured senior notes due 2020, net	247,475	—	—	—	—
Unsecured line of credit	170,500	394,564	397,666	321,124	292,404
Security deposits	10,352	8,003	7,929	7,187	7,660
Dividends and distributions payable	21,728	18,710	18,531	15,383	15,383
Accounts payable, accrued expenses and other liabilities	50,720	49,532	47,388	71,389	66,406
Derivative instruments	6,631	9,568	12,551	15,948	17,910
Acquired below-market leases, net	9,039	10,062	11,138	12,344	13,550

Total liabilities	1,382,708	1,526,418	1,459,342	1,468,592	1,484,154
Equity:
Stockholders’ equity:
Preferred stock	222,413	222,413	222,413	222,413	222,413
Common stock	1,136	1,003	990	982	981
Additional paid-in capital	2,079,153	1,858,212	1,843,551	1,833,898	1,833,026
Accumulated other comprehensive loss	(77,049)	(81,380)	(85,183)	(88,894)	(91,525)
Dividends in excess of earnings	(190,010)	(177,173)	(167,429)	(154,045)	(147,306)

Total stockholders’ equity	2,035,643	1,823,075	1,814,342	1,814,354	1,817,589
Noncontrolling interests	9,870	10,702	9,590	10,865	10,169

Total equity	2,045,513	1,833,777	1,823,932	1,825,219	1,827,758

Total liabilities and equity	$3,428,221	$3,360,195	$3,283,274	$3,293,811	$3,311,912

CONSOLIDATED STATEMENTS OF INCOME
JUNE 30, 2010

(In thousands, except share and per share data)

	Three Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Revenues:
Rental	$72,380	$70,600	$67,294	$68,472	$65,716
Tenant recoveries	20,273	20,826	19,895	19,240	17,189
Other income	259	1,330	982	5,251	3,175

Total revenues	92,912	92,756	88,171	92,963	86,080

Expenses:
Rental operations	17,077	17,851	17,675	18,726	14,661
Real estate taxes	8,703	8,722	8,532	8,233	7,613
Depreciation and amortization	26,469	28,915	26,853	30,953	24,501
General and administrative	6,449	6,269	6,336	5,712	5,126
Acquisition related expenses	1,819	150	220	244	—

Total expenses	60,517	61,907	59,616	63,868	51,901

Income from operations	32,395	30,849	28,555	29,095	34,179
Equity in net loss of unconsolidated partnerships	(100)	(277)	(506)	(1,118)	(465)
Interest income	51	20	82	62	101
Interest expense	(21,870)	(21,260)	(20,429)	(19,614)	(12,875)
(Loss)/gain on derivative instruments	(497)	150	(86)	(14)	360
(Loss)/gain on extinguishment of debt	(1,444)	(821)	(2,888)	—	1,781

Net income	8,535	8,661	4,728	8,411	23,081
Net income attributable to noncontrolling interests	(95)	(121)	(10)	(108)	(645)

Net income attributable to Company	8,440	8,540	4,718	8,303	22,436
Preferred stock dividends	(4,241)	(4,241)	(4,241)	(4,241)	(4,241)

Net income available to common stockholders	$4,199	$4,299	$477	$4,062	$18,195

Net income per share available to common stockholders:
Basic and diluted earnings per share	$0.04	$0.04	$0.00	$0.04	$0.20

Weighted-average common shares outstanding:
Basic	109,707,274	98,229,996	97,706,262	97,315,601	88,503,295

Diluted	113,956,077	102,577,329	101,666,673	101,289,458	92,615,935

FFO (1) AND AFFO (1)
JUNE 30, 2010

(In thousands, except per share and ratio amounts)

	Three Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Reconciliation of net income available to common stockholders to funds from operations (FFO):
Net income available to common stockholders	$4,199	$4,299	$477	$4,062	$18,195
Adjustments:
Noncontrolling interests in operating partnership	109	127	30	122	658
Depreciation & amortization — unconsolidated partnerships	694	662	662	662	662
Depreciation & amortization — consolidated entities	26,469	28,915	26,853	30,953	24,501
Depreciation & amortization — allocable to noncontrolling interests of consolidated joint ventures	(22)	(22)	(23)	(20)	(19)

FFO	$31,449	$33,981	$27,999	$35,779	$43,997

FFO per share — diluted	$0.28	$0.33	$0.28	$0.35	$0.48

Dividends and distributions declared per common share	$0.15	$0.14	$0.14	$0.11	$0.11

FFO payout ratio	53.6%	42.4%	50.0%	31.4%	22.9%

Reconciliation of FFO to adjusted funds from operations (AFFO):
FFO	$31,449	$33,981	$27,999	$35,779	$43,997
Adjustments:
Second generation capital expenditures	(1,817)	(2,461)	(978)	(273)	(256)
Loss/(gain) on extinguishment of debt	1,444	821	2,888	—	(1,781)
Loss/(gain) on derivative instruments	497	(150)	86	14	(360)
Amortization of deferred interest costs	1,781	1,786	1,791	1,797	—
Amortization of deferred loan costs	1,040	1,143	784	803	1,221
Amortization of fair-value of debt acquired	(474)	(467)	(467)	(466)	(463)
Amortization of debt discount	208	177	427	447	453
Amortization of lease incentive	535	500	328	312	306
Non-cash equity compensation	1,725	1,789	1,462	1,376	1,383
Straight line rents	(7,151)	(6,733)	(6,358)	(6,222)	(6,682)
Share of unconsolidated partnership adjustments (2)	433	243	244	781	147
Fair-value lease revenue	(936)	(894)	(886)	(886)	(892)

AFFO	$28,734	$29,735	$27,320	$33,462	$37,073

AFFO per share — diluted	$0.25	$0.29	$0.27	$0.33	$0.40

Dividends and distributions declared per common share	$0.15	$0.14	$0.14	$0.11	$0.11

AFFO payout ratio	60.0%	48.3%	51.9%	33.3%	27.5%

(1)	For definitions and discussion of FFO and AFFO, see page 32.

(2)	Share of unconsolidated partnership adjustments includes the Company’s share of amortization of deferred loan costs, lease incentives, straight line rents, and fair-value lease revenue.

RECONCILIATION OF EBITDA (1)
JUNE 30, 2010

(In thousands)

	Three Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income available to common stockholders	$4,199	$4,299	$477	$4,062	$18,195
Interest expense	21,870	21,260	20,429	19,614	12,875
Interest expense — unconsolidated partnerships	507	501	509	454	507
Depreciation & amortization — consolidated entities	26,469	28,915	26,853	30,953	24,501
Depreciation & amortization — unconsolidated partnerships	694	662	662	662	662

EBITDA	53,739	55,637	48,930	55,745	56,740
Noncontrolling interests	95	121	10	108	645
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Adjusted EBITDA	$58,075	$59,999	$53,181	$60,094	$61,626

(1)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 32.

RECONCILIATION OF NET OPERATING INCOME (1)
JUNE 30, 2010

(Dollars in thousands)

	Three Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09

Net income	$8,535	$8,661	$4,728	$8,411	$23,081
Equity in net loss of unconsolidated partnerships	100	277	506	1,118	465
Interest expense	21,870	21,260	20,429	19,614	12,875
Interest income	(51)	(20)	(82)	(62)	(101)
Loss/(gain) on derivative instruments	497	(150)	86	14	(360)
Loss/(gain) on extinguishment of debt	1,444	821	2,888	—	(1,781)

Income from operations	32,395	30,849	28,555	29,095	34,179
Depreciation and amortization	26,469	28,915	26,853	30,953	24,501
General and administrative	6,449	6,269	6,336	5,712	5,126
Acquisition related expenses	1,819	150	220	244	—

Consolidated net operating income	$67,132	$66,183	$61,964	$66,004	$63,806

Revenues:
Rental	$72,380	$70,600	$67,294	$68,472	$65,716
Tenant recoveries	20,273	20,826	19,895	19,240	17,189
Other income	259	1,330	982	5,251	3,175

Total revenues	92,912	92,756	88,171	92,963	86,080

Expenses:
Rental operations	17,077	17,851	17,675	18,726	14,661
Real estate taxes	8,703	8,722	8,532	8,233	7,613

Total operating expenses	25,780	26,573	26,207	26,959	22,274

Consolidated net operating income	$67,132	$66,183	$61,964	$66,004	$63,806

Consolidated net operating income — cash basis (2)	$59,718	$59,173	$55,939	$59,033	$56,354

Operating margin (3)	72.2%	70.9%	69.9%	69.3%	73.1%
Operating expense recovery (4)	78.6%	78.4%	75.9%	71.4%	77.2%

(1)	For a definition and discussion of net operating income, see page 32.

(2)	Consolidated net operating income - cash basis is calculated as (consolidated net operating income - straight line rents - fair value lease revenue - lease incentive revenue - bad debt expense).

(3)	Operating margin is calculated as ((rental revenues + tenant recovery revenues - rental operations - real estate taxes) / (rental revenues + tenant recovery revenues)).

(4)	Operating expense recovery is calculated as (tenant recovery revenues / (rental operations + real estate taxes)).

INTEREST EXPENSE
JUNE 30, 2010

(Dollars in thousands)

	Three Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Mortgage notes payable	$11,845	$11,858	$11,953	$12,148	$5,534
Secured construction loan	—	—	—		2,056
Secured term loan	222	1,170	1,209	1,236	1,305
Exchangeable senior notes due 2026	444	457	1,055	1,208	1,224
Exchangeable senior notes due 2030	1,688	1,506	—	—	—
Unsecured senior notes due 2020	2,637	—	—	—	—
Unsecured line of credit	933	1,152	1,335	1,263	998
Derivative instruments	2,847	4,123	4,202	4,121	4,019

Interest expense — cash basis	$20,616	$20,266	$19,754	$19,976	$15,136

Non cash interest expense
Amortization of fair-value of debt acquired	(474)	(467)	(467)	(466)	(463)
Amortization of debt discount on exchangeable senior notes due 2026	175	177	427	447	453
Amortization of debt discount on unsecured senior notes due 2020	33	—	—	—	—
Amortization of deferred loan costs	1,040	1,143	784	803	1,221
Amortization of deferred interest costs	1,781	1,786	1,791	1,797	—
Capitalized interest	(1,301)	(1,645)	(1,860)	(2,943)	(3,472)

Interest expense	$21,870	$21,260	$20,429	$19,614	$12,875

COVERAGE RATIOS (1)
JUNE 30, 2010

(In thousands, except ratios)

	Three Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Interest coverage ratio
Adjusted EBITDA	$58,075	$59,999	$53,181	$60,094	$61,626
Interest expense:
Interest expense	21,870	21,260	20,429	19,614	12,875
Interest expense — unconsolidated partnerships	507	501	509	454	507
Amortization of deferred interest costs	(1,781)	(1,786)	(1,791)	(1,797)	—
Amortization of deferred loan costs	(1,040)	(1,143)	(784)	(803)	(1,221)
Amortization of debt discount	(208)	(177)	(427)	(447)	(453)
Amortization of fair-value of debt acquired	474	467	467	466	463

Total interest expense	$19,822	$19,122	$18,403	$17,487	$12,171

Interest coverage ratio	2.9	3.1	2.9	3.4	5.1

Fixed charge coverage ratio
Adjusted EBITDA	$58,075	$59,999	$53,181	$60,094	$61,626
Fixed charges:
Interest expense	21,870	21,260	20,429	19,614	12,875
Interest expense — unconsolidated partnerships	507	501	509	454	507
Amortization of deferred interest costs	(1,781)	(1,786)	(1,791)	(1,797)	—
Amortization of deferred loan costs	(1,040)	(1,143)	(784)	(803)	(1,221)
Amortization of debt discount	(208)	(177)	(427)	(447)	(453)
Amortization of fair-value of debt acquired	474	467	467	466	463
Principal payments	1,834	1,812	1,773	1,488	1,031
Principal payments — unconsolidated partnerships	—	—	8	8	7
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Total fixed charges	$25,897	$25,175	$24,425	$23,224	$17,450

Fixed charge coverage ratio	2.2	2.4	2.2	2.6	3.5

(1)	For a discussion of coverage ratios, see page 32.

DEBT SUMMARY
JUNE 30, 2010

(Dollars in thousands)

				Unamortized
	Stated	Effective	Principal	Premium /	Carrying	Maturity
	Rate	Rate	Balance	(Discount)	Value	Date
Consolidated debt:

Mortgage notes payable:
Ardentech Court	7.25%	5.06%	$4,296	$180	$4,476	07/12
Bridgeview Technology Park I	8.07%	5.04%	11,172	199	11,371	01/11
Center for Life Science | Boston	7.75%	7.75%	347,194	—	347,194	06/14
500 Kendall Street (Kendall D)	6.38%	5.45%	65,168	3,494	68,662	12/18
Lucent Drive	4.75%	4.75%	5,015	—	5,015	01/15
6828 Nancy Ridge Drive	7.15%	5.38%	6,541	254	6,795	09/12
Road to the Cure	6.70%	5.78%	14,828	436	15,264	01/14
Science Center Drive	7.65%	5.04%	10,891	303	11,194	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	27,867	1,084	28,951	06/12
9865 Towne Centre Drive	7.95%	7.95%	17,762	—	17,762	06/13
900 Uniqema Boulevard	8.61%	5.61%	1,103	80	1,183	05/15

Total / weighted average on fixed rate mortgages	7.15%	6.82%	658,837	6,030	664,867

Fixed rate debt:
Unsecured exchangeable senior notes due 2026	4.50%	6.45%	21,900	(504)	21,396	10/26
Unsecured exchangeable senior notes due 2030	3.75%	3.75%	180,000	—	180,000	01/30
Unsecured senior notes due 2020	6.13%	6.27%	250,000	(2,525)	247,475	04/20

Total / weighted average fixed rate debt	6.32%	6.19%	1,110,737	3,001	1,113,738
Variable rate debt:
$720 million unsecured line of credit (1)	1.64%	1.64%	170,500	—	170,500	08/11

Total / weighted average variable rate debt	1.64%	1.64%	170,500	—	170,500

Total / weighted average consolidated debt	5.69%	5.58%	$1,281,237	$3,001	$1,284,238

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	3.85%	3.85%	$40,650	$—	$40,650	02/11
PREI secured construction loan (20%) (variable)	1.85%	1.85%	39,439	—	39,439	08/10

Total / weighted average share of unconsolidated partnership debt	2.87%	2.87%	80,089	—	80,089

Total / weighted average consolidated and share of unconsolidated partnership debt	5.53%	5.42%	$1,361,326	$3,001	$1,364,327

(1)	An alternate base rate loan of $18.0 million entered into in June was rolled into a LIBOR based loan effective July 1, 2010 which resulted in a 1.45% weighted average interest rate on the outstanding balance of the $720 million unsecured line of credit as of July 1, 2010.

DEBT ANALYSIS
JUNE 30, 2010

(Dollars in thousands)
Secured and Unsecured Debt Analysis

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Secured debt	$658,837	51.4%	7.15%	6.82%
Unsecured debt	622,400	48.6%	4.15%	5.28%

Total consolidated debt	$1,281,237	100.0%	5.69%	6.07%

Fixed and Variable Rate Debt Analysis

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Fixed rate debt	$1,110,737	86.7%	6.32%	6.19%
Variable rate debt — hedged	150,000	11.7%	1.64%	5.80%
Variable rate debt — unhedged	20,500	1.6%	1.64%	1.64%

Total consolidated debt	$1,281,237	100.0%	5.69%	6.07%

DEBT MATURITIES
JUNE 30, 2010

(In thousands)
Weighted average debt maturity is 7.4 years for consolidated debt.

	2010	2011	2012	2013	2014	Thereafter	Total
Consolidated debt:
Fixed rate debt:
Fixed rate mortgages	$3,757	$29,914	$45,414	$25,941	$353,091	$200,720	$658,837
Unsecured exchangeable senior notes due 2026 (1)	—	—	—	—	—	21,900	21,900
Unsecured exchangeable senior notes due 2030 (2)	—	—	—	—	—	180,000	180,000
Unsecured senior notes due 2020	—	—	—	—	—	250,000	250,000

Total fixed rate debt	3,757	29,914	45,414	25,941	353,091	652,620	1,110,737

Variable rate debt:
$720 million unsecured line of credit (3)	—	170,500	—	—	—	—	170,500

Total variable rate debt	—	170,500	—	—	—	—	170,500

Total consolidated debt	$3,757	$200,414	$45,414	$25,941	$353,091	$652,620	$1,281,237

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable) (4)	$—	$40,650	$—	$—	$—	$—	$40,650
PREI secured construction loan (20%) (variable) (5)	39,439	—	—	—	—	—	39,439

Share of total unconsolidated partnership debt	$39,439	$40,650	$—	$—	$—	$—	$80,089

Total consolidated and share of unconsolidated partnership debt	$43,196	$241,064	$45,414	$25,941	$353,091	$652,620	$1,361,326

(1)	The holders of the unsecured exchangeable senior notes due 2026 (the “2026 Notes”) have the right to require the Company to repurchase the 2026 Notes, in whole or in part, for cash on each of October 1, 2011, October 1, 2016 and October 1, 2021, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the 2026 Notes plus accrued and unpaid interest.

(2)	The holders of the unsecured exchangeable senior notes due 2030 (the “2030 Notes”) have the right to require the Company to repurchase the 2030 Notes, in whole or in part, for cash on each of January 15, 2015, January 15, 2020 and January 15, 2025, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the 2030 Notes plus accrued and unpaid interest.

(3)	The maturity date may be extended to August 1, 2012 after satisfying certain conditions.

(4)	The maturity date may be extended to February 10, 2012 after satisfying certain conditions.

(5)	The maturity date may be extended to August 13, 2011 after satisfying certain conditions.

COMMON AND PREFERRED STOCK DATA
JUNE 30, 2010

(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Weighted average common shares outstanding	109,707	98,229	97,707	97,316	88,503
Weighted average OP and LTIP units outstanding	3,019	3,058	3,081	3,152	3,281
Dilutive effect of restricted stock	1,230	1,290	879	822	832

Diluted common shares	113,956	102,577	101,667	101,290	92,616

Closing common shares, OP and LTIP units outstanding	116,579	103,350	102,077	101,290	101,292
Preferred shares outstanding	9,200	9,200	9,200	9,200	9,200
High price	$19.50	$17.88	$16.59	$15.31	$12.21
Low price	$15.04	$13.36	$12.62	$9.16	$6.47
Average closing price	$17.39	$15.70	$14.16	$12.41	$10.04
Closing price	$16.09	$16.54	$15.78	$13.80	$10.23
Dividends per share — annualized	$0.60	$0.56	$0.56	$0.44	$0.44
Closing dividend yield — annualized	3.7%	3.4%	3.5%	3.2%	4.3%
DIVIDENDS PER SHARE

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Common Stock — BMR
Amount	$0.15	$0.14	$0.14	$0.11	$0.11
Declared	June 15, 2010	March 15, 2010	December 15, 2009	September 15, 2009	June 15, 2009
Record	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Paid	July 15, 2010	April 15, 2010	January 15, 2010	October 15, 2009	July 15, 2009

Preferred Stock — BMR PrA
Amount	$0.46094	$0.46094	$0.46094	$0.46094	$0.46094
Declared	June 15, 2010	March 15, 2010	December 15, 2009	September 15, 2009	June 15, 2009
Record	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Paid	July 15, 2010	April 15, 2010	January 15, 2010	October 15, 2009	July 15, 2009

MARKET SUMMARY
JUNE 30, 2010

		Current (1)			Expiration (2)
				Annualized			Annualized
	Leased		Percent of	Base Rent		Percent of	Base Rent
	Square	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Market	Feet	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
		(in thousands)			(in thousands)
Boston	2,310,470	$120,914	38.8%	$52.33	$132,515	35.4%	$57.35
Maryland	1,502,766	54,266	17.4%	36.11	70,858	18.9%	47.15
San Diego	1,257,289	39,418	12.6%	31.35	53,628	14.3%	42.65
New York / New Jersey	998,071	33,864	10.9%	33.93	43,183	11.5%	43.27
San Francisco	1,237,127	31,601	10.1%	25.54	39,153	10.4%	31.65
Pennsylvania	714,527	15,904	5.1%	22.26	17,304	4.6%	24.22
Seattle	178,961	7,852	2.5%	43.88	9,263	2.5%	51.76
University Related — Other	249,507	8,020	2.6%	32.14	8,965	2.4%	35.93

Total portfolio / weighted average	8,448,718	$311,839	100.0%	$36.91	$374,869	100.0%	$44.37

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension options(s)), multiplied by 12 months.

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
JUNE 30, 2010

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	6/30/10	3/31/10
	Boston
1	Albany Street	May 31, 2005	Stabilized	2	75,003	0.7%	75,003	100.0%	100.0%
2	Center for Life Science¦Boston	November 17, 2006	Stabilized	1	704,159	6.9%	641,438	91.1%	91.1%
3	Charles Street	April 7, 2006	Stabilized	1	47,912	0.5%	47,912	100.0%	100.0%
4	Coolidge Avenue	April 5, 2005	Lease Up	1	37,400	0.4%	12,972	34.7%	34.7%
5	21 Erie Street	May 31, 2005	Stabilized	1	48,627	0.5%	48,627	100.0%	100.0%
6	40 Erie Street	May 31, 2005	Stabilized	1	100,854	1.0%	100,854	100.0%	100.0%
7	47 Erie Street Parking Structure	May 31, 2005	Stabilized	1	447 Stalls	n/a	447 Stalls	n/a	n/a
8	Fresh Pond Research Park	April 5, 2005	Lease Up	6	90,702	0.9%	66,696	73.5%	73.5%
9	675 W. Kendall Street (Kendall A)	May 31, 2005	Stabilized	1	302,919	3.0%	298,871	98.7%	98.7%
10	500 Kendall Street (Kendall D)	May 31, 2005	Stabilized	1	349,325	3.5%	345,497	98.9%	98.9%
11	Sidney Street	May 31, 2005	Stabilized	1	191,904	1.9%	191,904	100.0%	100.0%
12	Vassar Street	May 31, 2005	Stabilized	1	52,520	0.5%	52,520	100.0%	100.0%

	Total Boston			18	2,001,325	19.8%	1,882,294	94.1%	94.1%

	Maryland
13	Beckley Street	December 17, 2004	Stabilized	1	77,225	0.8%	77,225	100.0%	100.0%
14	9911 Belward Campus Drive	May 24, 2006	Stabilized	1	289,912	2.9%	289,912	100.0%	100.0%
15	9920 Belward Campus Drive	May 8, 2007	Stabilized	1	51,181	0.5%	51,181	100.0%	100.0%
16	Medical Center Drive	May 3, 2010	Stabilized	5	217,983	2.2%	217,983	100.0%	n/a
17	Shady Grove Road	May 24, 2006	Stabilized	4	635,058	6.3%	635,058	100.0%	100.0%
18	Tributary Street	December 17, 2004	Stabilized	1	91,592	0.9%	91,592	100.0%	100.0%
19	50 West Watkins Mill Road	May 7, 2010	Stabilized	1	57,410	0.6%	57,410	100.0%	n/a
20	55 / 65 West Watkins Mill Road	February 23, 2010	Stabilized	2	82,405	0.8%	82,405	100.0%	100.0%

	Total Maryland			16	1,502,766	15.0%	1,502,766	100.0%	100.0%

	San Diego
21	Balboa Avenue	August 13, 2004	Stabilized	1	35,344	0.4%	35,344	100.0%	100.0%
22	Bernardo Center Drive	August 13, 2004	Stabilized	1	61,286	0.6%	61,286	100.0%	100.0%
23	Faraday Avenue	September 19, 2005	Stabilized	1	28,704	0.3%	28,704	100.0%	100.0%
24	Gazelle Court	March 30, 2010	Development	1	176,000	1.7%	176,000	100.0%	100.0%
25	John Hopkins Court	August 16, 2006	Lease Up	1	72,192	0.7%	21,470	29.7%	29.7%
26	6114-6154 Nancy Ridge Drive	May 2, 2007	Stabilized	3	196,557	1.9%	196,557	100.0%	100.0%
27	6828 Nancy Ridge Drive	April 21, 2005	Lease Up	1	42,138	0.4%	24,431	58.0%	58.0%
28	Pacific Center Boulevard	August 24, 2007	Stabilized	2	66,745	0.7%	66,745	100.0%	100.0%
29	Road to the Cure	December 14, 2006	Lease Up	1	67,998	0.7%	54,104	79.6%	79.6%
30	San Diego Science Center	October 21, 2004	Lease Up	1	105,364	1.0%	80,126	76.0%	74.2%
31	Science Center Drive	September 24, 2004	Stabilized	1	53,740	0.5%	53,740	100.0%	100.0%
32	Sorrento Valley Boulevard	December 7, 2006	Stabilized	1	54,924	0.5%	54,924	100.0%	100.0%
33	Torreyana Road	March 22, 2007	Stabilized	1	81,204	0.8%	81,204	100.0%	100.0%
34	9865 Towne Centre Drive	August 12, 2004	Stabilized	2	94,866	0.9%	94,866	100.0%	100.0%
35	9885 Towne Centre Drive	August 12, 2004	Stabilized	2	104,870	1.0%	104,870	100.0%	100.0%
36	Waples Street	March 1, 2005	Stabilized	1	50,055	0.5%	50,055	100.0%	100.0%

	Total San Diego			21	1,291,987	12.6%	1,184,426	91.7%	91.5%

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
JUNE 30, 2010

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	6/30/10	3/31/10
	New York / New Jersey
37	Graphics Drive	March 17, 2005	Lease Up	1	72,300	0.7%	18,574	25.7%	25.7%
38	Landmark at Eastview	August 12, 2004	Lease Up	5	743,025	7.4%	618,977	83.3%	85.1%
39	Landmark at Eastview II	August 12, 2004	Stabilized	3	360,520	3.6%	360,520	100.0%	100.0%
40	One Research Way	May 31, 2006	Lease Up	1	49,421	0.5%	—	—	—

	Total New York / New Jersey			10	1,225,266	12.2%	998,071	81.5%	82.5%

	San Francisco
41	Ardentech Court	November 18, 2004	Stabilized	1	55,588	0.6%	55,588	100.0%	100.0%
42	Ardenwood Venture (2)	June 14, 2006	Lease Up	1	72,500	0.7%	27,620	38.1%	38.1%
43	Bayshore Boulevard	August 17, 2004	Stabilized	3	183,344	1.8%	183,344	100.0%	100.0%
44	Bridgeview Technology Park I	September 10, 2004	Lease Up	2	201,567	2.0%	125,144	62.1%	58.9%
45	Bridgeview Technology Park II	March 16, 2005	Lease Up	1	50,400	0.5%	—	—	—
46	Dumbarton Circle	May 27, 2005	Stabilized	3	44,000	0.4%	44,000	100.0%	100.0%
47	Eccles Avenue	December 1, 2005	Pre-development	1	152,145	1.5%	—	—	—
48	Forbes Boulevard	September 5, 2007	Stabilized	1	237,984	2.4%	237,984	100.0%	100.0%
49	Industrial Road	August 17, 2004	Lease Up	1	171,965	1.7%	144,105	83.8%	83.8%
50	Kaiser Drive	August 25, 2005	Lease Up	1	87,953	0.9%	50,000	56.8%	—
51	Pacific Research Center	July 11, 2006	Lease Up	10	1,389,517	13.8%	369,342	26.6%	25.5%

	Total San Francisco			25	2,646,963	26.3%	1,237,127	46.7%	44.0%

	Pennsylvania
52	Eisenhower Road	August 13, 2004	Lease Up	1	27,750	0.3%	16,565	59.7%	59.7%
53	George Patterson Boulevard	October 28, 2005	Stabilized	1	71,500	0.7%	71,500	100.0%	100.0%
54	King of Prussia	August 11, 2004	Lease Up	5	427,109	4.2%	374,387	87.7%	87.7%
55	Phoenixville Pike	May 5, 2005	Stabilized	1	104,400	1.0%	104,400	100.0%	66.2%
56	Spring Mill Drive	July 20, 2006	Stabilized	1	76,561	0.8%	76,561	100.0%	100.0%
57	900 Uniqema Boulevard	January 13, 2006	Stabilized	1	11,293	0.1%	11,293	100.0%	100.0%
58	1000 Uniqema Boulevard	September 30, 2005	Stabilized	1	59,821	0.6%	59,821	100.0%	100.0%

	Total Pennsylvania			11	778,434	7.7%	714,527	91.8%	87.3%

	Seattle
62	Elliott Avenue	August 24, 2004	Lease Up	1	154,341	1.5%	—	—	—
63	500 Fairview Avenue	January 28, 2008	Stabilized	1	22,213	0.2%	22,213	100.0%	100.0%
64	530 Fairview Avenue	January 12, 2006	Lease Up	1	96,188	1.0%	63,120	65.6%	55.9%
65	Monte Villa Parkway	August 17, 2004	Stabilized	1	51,000	0.5%	51,000	100.0%	100.0%
66	217th Place	November 21, 2006	Lease Up	1	67,799	0.7%	42,628	62.9%	62.9%

	Total Seattle			5	391,541	3.9%	178,961	45.7%	43.3%

	University Related — Other
59	Lucent Drive	May 31, 2005	Stabilized	1	21,500	0.2%	21,500	100.0%	100.0%
60	Trade Centre Avenue	August 9, 2006	Stabilized	2	78,023	0.8%	78,023	100.0%	100.0%
61	Walnut Street	July 7, 2006	Stabilized	4	149,984	1.5%	149,984	100.0%	100.0%

	Total University Related — Other			7	249,507	2.5%	249,507	100.0%	100.0%

	Total / weighted average			113	10,087,789	100.0%	7,947,679	78.8%	77.1%

(1)	For a definition of Property Status, see page 33.

(2)	The Company owns 87.5% of the limited liability company that owns the Ardenwood Venture property.

DEVELOPMENT / REDEVELOPMENT / PRE-DEVELOPMENT / LAND PARCELS
JUNE 30, 2010

(Dollars in thousands)

						Estimated	Estimated
		Rentable	Percent	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Leased	In Service	to Date (1)	Investment (2)	Date (3)

DEVELOPMENT:

Gazelle Court	San Diego	176,000	100.0%	—	$13,700	$77,500	Q1 2012

REDEVELOPMENT:

N/A	N/A	—	—	—	—	—	—

Total / weighted average		176,000	100.0%	—	$13,700	$77,500

						Estimated	Estimated
		Rentable	Percent	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Leased	In Service	to Date (1)	Investment (2)	Date (3)

PRE-DEVELOPMENT:

Eccles Avenue(4)	San Francisco	152,145	—	—	$24,500	TBD	TBD
LAND PARCELS FOR FUTURE DEVELOPMENT:

Estimated
Developable
Market	Square Feet

Boston	50,000
Maryland	529,000
San Francisco	508,000
New York / New Jersey	326,000
Pennsylvania	50,000
Seattle	114,000

Total	1,577,000

(1)	Consists of amounts paid through period end and excludes any amounts accrued.

(2)	Excludes costs associated with speculative leasing.

(3)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

(4)	Management is currently engaged in entitlement activities that it estimates could increase the rentable square footage of this property to approximately 260,000 square feet. The net new square feet is captured in land parcels for future development.

PROPERTY LISTING — UNCONSOLIDATED PARTNERSHIPS
JUNE 30, 2010

(Dollars in thousands)

					Rentable	Leased
			Property		Square	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet (2)	Feet	6/30/10	3/31/10	Market

	McKellar Court
1	McKellar Court	September 30, 2004	Stabilized	1	72,863	72,863	100.0%	100.0%	San Diego

	PREI
2	320 Bent Street	April 4, 2007	Stabilized	1	184,405	184,405	100.0%	100.0%	Boston
3	301 Binney Street	April 4, 2007	Lease Up	1	417,290	243,771	58.4%	58.4%	Boston
4	301 Binney Garage	April 4, 2007	Lease Up	1	503 Stalls	n/a	n/a	n/a	Boston
5	650 E. Kendall Street (Kendall B)	April 4, 2007	Development	1	280,000	—	—	—	Boston
6	350 E. Kendall Street Garage (Kendall F)	April 4, 2007	Stabilized	1	1,409 Stalls	n/a	n/a	n/a	Boston
7	Kendall Crossing Apartments	April 4, 2007	Stabilized	1	37 Apts.	n/a	n/a	n/a	Boston

	McKellar
	Court (3)	PREI	Total
Total assets	$14,884	$653,654	$668,538
Total debt (4)	10,280	400,443	410,723
Current annualized base rent	1,845	25,898	27,743

BioMed’s net investment in unconsolidated partnerships	$12,600	$46,859	$59,459
BioMed’s pro rata share of debt	—	80,089	80,089
BioMed ownership percentage	22%	20%	20%

(1)	For a definition of Property Status, see page 33.

(2)	Estimates for purposes of development.

(3)	The Company owns a general partnership interest in the limited partnership that owns this property, which entitles it to 75% of the gains upon a sale of the property and 22% of the operating cash flows.

(4)	McKellar Court’s debt is payable to BioMed Realty, L.P. and is included in investments in unconsolidated partnerships on the Company’s consolidated balance sheet.

LEASE EXPIRATIONS
JUNE 30, 2010

Weighted average remaining lease term is 8.7 years for the consolidated portfolio and 8.6 years for the total portfolio.

			Current (1)			Expiration (2)
					Annualized			Annualized
		Percent of		Percent of	Base Rent		Percent of	Base Rent
	Leased	Leased	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Expiration	Square Feet	Square Feet	Base Rent	Base Rent	Square Feet	Base Rent	Base Rent	Square Feet
			(in thousands)			(in thousands)
Month-to-month	11,963	0.1%	$156	0.1%	$13.04	$156	0.0%	$13.04
Third quarter 2010	76,168	0.9%	2,154	0.7%	28.28	2,562	0.7%	33.64
Fourth quarter 2010	192,664	2.3%	3,877	1.2%	20.12	3,877	1.0%	20.12

2010	280,795	3.3%	6,187	2.0%	22.03	6,595	1.7%	23.49
2011	438,373	5.2%	12,274	3.9%	28.00	12,398	3.3%	28.28
2012	334,721	4.0%	7,645	2.5%	22.84	8,059	2.1%	24.08
2013	571,752	6.8%	13,499	4.3%	23.61	15,001	4.0%	26.24
2014	764,821	9.1%	18,041	5.8%	23.59	19,872	5.3%	25.98
2015	121,243	1.4%	3,506	1.1%	28.92	3,904	1.0%	32.20
2016	1,054,564	12.5%	41,029	13.2%	38.91	50,387	13.4%	47.78
2017	118,045	1.4%	3,463	1.1%	29.34	4,213	1.1%	35.69
2018	1,117,541	13.2%	48,218	15.5%	43.15	54,732	14.6%	48.98
2019	270,150	3.2%	7,600	2.4%	28.13	9,661	2.6%	35.76
Thereafter	3,376,713	39.9%	150,377	48.2%	44.53	190,047	50.9%	56.28

Total / weighted average	8,448,718	100.0%	$311,839	100.0%	$36.91	$374,869	100.0%	$44.37

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	Annualized base rent at expiration is the montly contractual rent as of the date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.

EXPIRATIONS BY MARKET
JUNE 30, 2010

	Leased Square Feet
Expiration	Boston	Maryland	San Diego	NY/NJ	San Francisco	Pennsylvania	Seattle	University/Other	Total

2010	108,171	—	22,108	31,524	118,992	—	—	—	280,795
2011	37,388	113,784	61,288	27,244	71,308	127,361	—	—	438,373
2012	21,705	—	118,042	53,769	118,992	—	22,213	—	334,721
2013	12,972	—	148,800	136,594	225,106	44,318	3,962	—	571,752
2014	28,019	121,414	89,744	—	66,002	396,776	41,366	21,500	764,821
2015	—	—	53,740	—	32,750	34,753	—	—	121,243
2016	618,603	—	—	—	100,040	76,022	31,892	228,007	1,054,564
2017	—	51,181	21,470	45,394	—	—	—	—	118,045
2018	807,347	—	68,237	—	199,329	—	42,628	—	1,117,541
2019	2,676	168,817	—	—	61,757	—	36,900	—	270,150
Thereafter	673,589	1,047,570	673,860	703,546	242,851	35,297	—	—	3,376,713

Total	2,310,470	1,502,766	1,257,289	998,071	1,237,127	714,527	178,961	249,507	8,448,718

10 LARGEST TENANTS
JUNE 30, 2010

BioMed’s properties were leased to 129 tenants.

					Annualized	Percent of
					Base Rent	Annualized
		Leased		Annualized	per Leased	Base Rent
		Square	Percent of	Base Rent	Sq Ft	Current	Lease
	Tenant	Feet	Leased Sq Ft	Current (1)	Current	Total Portfolio	Expiration
				(In thousands)
1	Human Genome Sciences, Inc.	924,970	10.9%	$42,756	$46.22	13.7%	June 2026
2	Vertex Pharmaceuticals Incorporated (2)	685,286	8.1%	28,982	42.29	9.3%	Multiple
3	Beth Israel Deaconess Medical Center, Inc.	362,364	4.3%	25,543	70.49	8.2%	July 2023
4	Regeneron Pharmaceuticals, Inc. (3)	552,029	6.5%	22,346	40.48	7.2%	Multiple
5	Genzyme Corporation	343,000	4.1%	15,464	45.08	5.0%	August 2018
6	Ironwood Pharmaceuticals, Inc. (4)	203,189	2.4%	11,153	54.89	3.6%	Multiple
7	Merck & Co., Inc. (5)	184,357	2.2%	9,340	50.66	3.0%	September 2016
8	Children’s Hospital Corporation	150,215	1.8%	9,053	60.27	2.9%	May 2023
9	Centocor Ortho Biotech, Inc. (Johnson & Johnson)	374,387	4.4%	8,490	22.68	2.7%	April 2014
10	Isis Pharmaceuticals, Inc.	204,704	2.4%	7,531	36.79	2.4%	January 2032

	Total / weighted average (6)	3,984,501	47.1%	$180,658	$45.34	58.0%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	20,608 square feet expires May 2012, 81,204 square feet expires October 2013, 292,758 square feet expires January 2016, and 290,716 square feet expires May 2018.

(3)	5,833 square feet is on a month-to-month basis, 16,725 square feet expires March 2011, 6,568 square feet expires August 2011, and 522,903 square feet expires July 2024.

(4)	The Company owns 20% of the limited liability company that owns 320 Bent and 301 Binney, properties at which this tenant leases 203,189 square feet. 39,101 square feet expires December 2010 and 164,088 square feet expires January 2016.

(5)	The Company owns 20% of the limited liability company that owns 320 Bent, a property at which this tenant leases 145,304 square feet. This tenant also guarantees rent on 39,053 square feet leased at Landmark at Eastview. 39,053 square feet expires July 2012 and 145,304 square feet expires September 2016.

(6)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS
JUNE 30, 2010

(Dollars in thousands)

	Quarter Ended
	6/30/10	6/30/09	Percent Change
Total Same Property Portfolio (1)
Number of properties	63	63
Rentable square feet	8,075,838	8,075,838
Percent of total portfolio	73.1%	76.9%
Percent leased	88.2%	87.7%

Revenues:
Rental	$68,891	$67,940	1.4%
Tenant recoveries	21,943	19,762	11.0%

Total revenues	90,834	87,702	3.6%

Expenses:
Rental operations	16,267	15,114	7.6%
Real estate taxes	8,769	8,085	8.5%

Total expenses	25,036	23,199	7.9%

Same property net operating income (2)	$65,798	$64,503	2.0%

Less straight line rents, fair-value lease revenue, lease incentive revenue, and bad debt expense	(5,972)	(6,679)	(10.6%)

Same property net operating income — cash basis (2) (3)	$59,826	$57,824	3.5%

Rental revenue — cash basis (3)	$62,617	$61,011	2.6%

(1)	The same property portfolio includes properties that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.

(2)	For a definition and discussion of net operating income, see page 32. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 13.

(3)	Represents rents on a “cash-on-cash” basis. Excluding properties which had lease terminations in 2009, quarterly same property NOI — cash basis increased 4.2%, and rental revenue — cash basis increased 2.8%, year-over-year.

ACQUISITIONS
JUNE 30, 2010

		Rentable
	Number of	Square
Acquisitions since August 11, 2004:	Properties	Feet (1)	Investment
			(In thousands)
2004 acquisitions	17	2,626,875	$533,434
2005 acquisitions	23	2,121,421	715,159
2006 acquisitions	16	3,099,826	1,309,600
2007 acquisitions (2)	14	1,102,822	653,800
2008 acquisitions	1	22,213	4,000
2009 acquisitions	—	—	—
2010
First Quarter 2010	2	82,405	26,015
Second Quarter 2010	2	275,393	67,200

2010 acquisitions	4	357,798	93,215

Total acquisitions since August 11, 2004	75	9,330,955	$3,309,208

Acquisitions detail for 2010:

			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet (1)	Investment	Acquisition
First Quarter 2010
55 / 65 West Watkins Mill Road	Maryland	February 23, 2010	82,405	$14,385	100.0%
Gazelle Court (3)	San Diego	March 30, 2010	—	11,630	100.0%

First quarter total			82,405	$26,015	100.0%

Second Quarter 2010
Medical Center Drive	Maryland	May 3, 2010	217,983	$53,000	100.0%
50 West Watkins Mill Road	Maryland	May 7, 2010	57,410	14,200	100.0%

Second quarter total			275,393	$67,200	100.0%

Total 2010 acquisitions			357,798	$93,215	100.0%

(1)	Rentable square feet at the time of acquisition.

(2)	Includes an investment of approximately $506.7 million in properties owned through the Company’s joint venture with PREI, of which the Company’s investment was $18.5 million.

(3)	The total estimated cost for this property is $77.5 million upon the completion of construction of an approximately 176,000 square foot building.

LEASING ACTIVITY (1)
JUNE 30, 2010

		Current
	Leased	Annualized
	Square	Base Rent per
	Feet	Leased Sq Ft
Leased Square Feet as of March 31, 2010	8,068,174
Acquisitions	275,393	$18.85
Expirations	(50,577)	24.11
Renewals, amendments, and extensions	33,468	21.23
New leases	122,260	19.44

Leased Square Feet as of June 30, 2010	8,448,718

Pre-leased Square Feet as of March 31, 2010	12,922
Pre-leased new leases	4,147	27.00

Pre-leased Square Feet as of June 30, 2010	17,069

Gross Leasing Activity — Second Quarter 2010	159,875	$20.01

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.

TENANT IMPROVEMENTS AND LEASING COMMISSIONS
JUNE 30, 2010

	Three Months Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Renewals, Amendments, and Extensions (1)
Number of renewals	3	5	6	3	3
Square feet	33,468	70,526	262,714	43,456	20,717
Tenant improvement costs per square foot (2)	$29.88	$1.66	$16.79	$4.37	$2.39
Leasing commission costs per square foot (2)	3.33	3.78	2.17	1.00	—

Total tenant improvement and leasing commission costs psf	$33.21	$5.44	$18.96	$5.37	$2.39

New Leases (3)
Number of leases	9	8	11	8	14
Square feet	126,407	84,581	325,988	228,731	228,759
Tenant improvement costs per square foot (2)	$64.22	$44.09	$99.77	$2.47	$23.40
Leasing commission costs per square foot (2)	8.82	8.91	10.62	1.73	4.10

Total tenant improvement and leasing commission costs psf	$73.03	$53.00	$110.39	$4.20	$27.50

Total
Number of renewals/leases	12	13	17	11	17
Square feet	159,875	155,107	588,702	272,187	249,476
Tenant improvement costs per square foot (2)	$57.03	$24.80	$62.74	$2.77	$21.66
Leasing commission costs per square foot (2)	7.67	6.57	6.85	1.61	3.76

Total tenant improvement and leasing commission costs psf	$64.70	$31.37	$69.59	$4.38	$25.42

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes pre-leasing activity and retained tenants that have relocated to new space or expanded into new space within the Company’s portfolio.

NON-GAAP FINANCIAL MEASURE DEFINITIONS
JUNE 30, 2010

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding to EBITDA: (a) noncontrolling interests in our operating partnership and (b) dividends payable on our series A preferred stock. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of adjusted EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, noncontrolling interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

PROPERTY DEFINITIONS
JUNE 30, 2010

Property Status
Stabilized
Represents operating properties that are more than 90% leased
Lease up
Represents operating properties that are less than 90% leased
Redevelopment
Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter
Development
Represents properties that we are currently developing through ground up construction
Land parcels, or Land
Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development